UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 13, 2009

Meade Instruments Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

27 Hubble, Irvine, California (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code:
(949) 451-1450

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Agreement

See Item 5.02 below.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2009, Meade Instruments Corp. (“the Company”) and Steven G. Murdock, the Company’s Chief Executive Officer, entered into a Nonqualified Stock Option Agreement pursuant to which, among other matters, the Company granted Mr. Murdock the right and option to purchase all or any part of an aggregate of 500,000 shares of the Common Stock, at the price of $0.22 per share, subject to the terms and conditions of the Company’s 2008 Stock Incentive Plan and to certain provisions outlined in the Nonqualified Stock Option Agreement.

In addition to the Nonqualified Stock Option Agreement referenced above, on March 13, 2009, the Company and Mr. Murdock entered into a Stand-Alone Stock Option Agreement, pursuant to which, among other matters, the Company granted Mr. Murdock the right and option to purchase all or any part of an aggregate of 750,000 shares of the Company’s Common Stock, at the price of $0.22 per share, subject to stockholder approval at the Company’s 2009 Annual Meeting of Stockholders and to certain provisions outlined in the Stand-Alone Stock Option Agreement.  Each of these options vests in four equal installments on each of May 5, 2009, August 5, 2009, November 5, 2009 and February 5, 2010, and is accelerated on a change of control of the Company and other events.

The foregoing description of the Nonqualified Stock Option Agreement and the Stand-Alone Stock Option Agreement are not complete and are qualified in their entirety to the agreements attached hereto as Exhibit 10.126 and Exhibit 10.127, respectively, and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description

10.126	Nonqualified Stock Option Agreement, dated as of March 13, 2009, by and between Meade Instruments Corp. and Steven G. Murdock.

10.127	Stand-Alone Stock Option Agreement, dated as of March 13, 2009, by and between Meade Instruments Corp. and Steven G. Murdock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2009	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ John Elwood
Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.126	Nonqualified Stock Option Agreement, dated as of March 13, 2009, by and between Meade Instruments Corp. and Steven G. Murdock.

10.127	Stand-Alone Stock Option Agreement, dated as of March 13, 2009, by and between Meade Instruments Corp. and Steven G. Murdock.